SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report:  February 27, 2004




                     KEYSTONE CONSOLIDATED INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)



    Delaware     1-3919                              37-0364250
------------------------                            ------------
(State or other(Commission                          (IRS Employer
 jurisdiction ofFile Number)                       Identification
  incorporation)                                        No.)



5430 LBJ Freeway, Suite 1740, Dallas, TX                        75240-2697
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code: (972) 458-0028
                                                    --------------





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Item 3:  Bankruptcy or Receivership


On February 26, 2004, Keystone Consolidated Industries, Inc. ("Keystone") and five of its direct and indirect subsidiaries (the "Debtors") filed a voluntary petitions for reorganization under Chapter 11 of the United States Code in the United States Bankruptcy Court for the Eastern District of Wisconsin in Milwaukee. The Debtors remain in possession of their assets and continue to operate their businesses as debtor in possession.




Item 9:        Regulation FD Disclosure



Pursuant to Item 9 of this current report, the registrant hereby furnished the information set forth in the press releases issued on February 27, 2004, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information, including the exhibit, the registrant furnishes in this Item 9 and Exhibit 99.1 of this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     Keystone Consolidated Industries, Inc.
                                   (Registrant)




                                          By: /s/ Bert E. Downing, Jr.
                                              ----------------------------
                                              Bert E. Downing, Jr.
                                              Vice President, Chief Financial
                                              Officer, Corporate Controller and
                                              Treasurer




Date:  February 27, 2004

                                INDEX TO EXHIBITS



Exhibit No.    Description

99.1           Press  release  dated   February  27,  2004  issued  by  Keystone
               Consolidated Industries, Inc.